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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) July 1, 1996.

                        Champion Industries, Inc.
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              (Exact name of registrant as specified in its charter)

     West Virginia                    0-21084                 55-0717455
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(State or other juris-        (Commission File No.)    (IRS Employer Identi-
diction of corporation)                                  fication No.)


2450 First Avenue
P. O. Box 2968
Huntington, West Virginia                                     25728
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code         (304) 528-2791
                                                       --------------------

                                Not Applicable
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          (Former name or former address, if changes since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Effective July 1, 1996, pursuant to an Agreement of Merger dated May 14, 1996 (the "Agreement"), Champion Industries, Inc. ("Champion"), a West Virginia corporation, acquired Smith & Butterfield Co., Inc. ("Butterfield"), an Indiana corporation with operations in Evansville, Indiana and Owensboro, Kentucky, by merger of Butterfield with a wholly owned subsidiary of Champion chartered for the purpose of effecting such merger (the "Merger"). The Merger was accounted for as a purchase.

     Pursuant to the Agreement, Champion issued shares of its common stock, par value $1.00, having at the effective date of the Merger a market value of $1,200,000 (66,666 shares) in exchange for all 500 issued and outstanding shares of common stock of Butterfield (all of which were converted into the right to receive shares of Champion common stock at the effective date of the Merger). Upon consummation of the Merger, Butterfield became a wholly owned subsidiary of Champion and shareholders of Butterfield became shareholders of Champion. Butterfield is operating as a subsidiary of Champion under the Butterfield name.

     Butterfield is engaged in the sale of office products and office furniture. Headquartered in Evansville, Indiana, it has been in operation for over 100 years, and serves the southern Indiana and northern Kentucky region.


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     Immediately prior to the effective date of the Merger, Champion had outstanding 6,417,260 shares of common stock. As a result of the Merger and issuance of 66,666 shares of Champion common stock to shareholders of Butterfield, Champion will have outstanding 6,483,926 shares of common stock. The shares of Champion common stock will be issued and sold pursuant to exemptions from registration under the Securities Act of 1933 and the Indiana Securities Act.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired.
     (b)  Pro forma financial information.

          With respect to the information required by Items 7(a) and (b), pursuant to Items 7(a)(4) and 7(b)(2) of Form 8-K, the registrant states that it is impracticable to provide required financial statements or pro forma financial statements for the acquired business at the time this report on Form 8-K is filed, but undertakes to file same not later than 60 days after this report must be filed.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHAMPION INDUSTRIES, INC.
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                                          (Registrant)


                                   /s/ Joseph C. Worth, III
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Date: July 2, 1996                 Joseph C. Worth, III, Vice President
                                   and Chief Financial Officer


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